Maximum Amount 002

Guarantee Contract

China Construction Bank

Zhejiang Branch

Contract No.: 6472009992010011

Guarantor (Party A): Zhejiang Chisen Glass Co., Ltd.

Domicile: Longxing County                       Township Development Zone  Zip Code: 313100

Legal Representative (Person in Charge): XU Keping

Facsimile:                                Tel.:

Lender (Party B): China Construction Bank Corporation Longxing Sub-branch

Domicile: No. 18,                     Street,                    Township, Longxing                                     Zip Code: 313100

Person in Charge: WANG Wei

Facsimile:                                Tel.: 6024028

Whereas Party B, for consecutively handling the following A and B credit business for Changxing Chisen Electric Co., Ltd. (hereinafter “Borrower”), during the period commencing from April 2, 2010 to April 2, 2012 (hereinafter “the Term of the Master Contract”), will (and/or has) entered into a Renminbi loan contract, Foreign Exchange Loan Contract, Bank Acceptance Agreement, the Contract of Issuing a Letter of Credit, the Agreement of Issuing a Letter of Guarantee and/or other documents of a legal nature (referred to as the “Master Contract” under the above contracts, agreements and/or other documents of a legal nature signed during the Term of the Master Contract) with Borrower.

A. granting Renminbi/foreign exchange loan;

B. acceptance of commercial bill of exchange;

C. issuing a letter of credit;

D. issuing a letter of guarantee;

E. other credit business: intentionally left blank herein           .

Party A is willing to provide the maximum amount guarantee for the series of debts of Borrower under the Master Contract. In accordance with the related laws, regulations and rules, Party A and Party B hereby agree through consultation to enter into this contract for mutual compliance and implementation.

Article 1 Scope of Guarantee

1. The scope of guarantee hereof is:

1.1 The balance of the principal under the Master Contract that is not more than (currency) Renminbi (in words) Sixty-five Million only; and

1.2 The interest (including the compound interest and penalty interest), liquidated damage, damages, other amount that Borrower shall pay to Party B (including but not limited to the related handling charge, communication fee, miscellaneous fees and the related bank fees that the beneficiary under the letter of credit refuses to undertake), any and all the fees incurred to Party B arising from the realization of Lender’s right and guarantee right (including but not limited to litigation fees, arbitration fees, fees for preservation of properties, travelling expenses, enforcement fees, appraisal fees, auction fees, public notarization fees, service fees, public announcement fees and attorney’s fees).

2. Provided that Party A fulfils its guarantee responsibilities pursuant to this Contract, the maximum of the principal that it guarantees shall be deducted according to the amount of the principal that Party A settles.

3. Even the loan, advances, interests and fees under the Master Contract or any other debts of Party B are actually formed is beyond the Term of the Master Agreement, they shall be within the scope of guarantee hereof. The expiration date for the performance of the obligation under the Master Contract will not be limited to the expiration date of the Term of the Master Contract.
Article 2 Method of Guarantee

The guarantee provided by Party A hereunder shall be the guarantee with several and joint liability.

Article 3 Term of Guarantee

1. The Term of Guarantee hereunder shall be respectively calculated according to the single credit business that Party B handles for Borrower, namely, starting from the date on which the Master Contract for the single credit business is signed until the two years after the expiration date of the term for performing the obligations of Borrower under the said Master Contract.

2. Where Party B and Borrower reach an agreement regarding the extension of the term for Borrower’s performing the obligations under the Master Contract, the Term of Guarantee shall last for the two years as from the expiration date of the term for performing the obligations as stipulated in the extension agreement. The extension of the term has not to be subject to the consent of Guarantor, who shall still undertake a joint and several liability for the guarantee.

3. Provided that Party B announces to advance the maturity of the Debt in case of the occurrence of any event as stipulated in the laws and regulations or in the Master Contract, the Term of Guarantee shall last for the two years upon the earlier maturity of the Debt.

Article 4 Independence of the Guarantee Contract

The validity of this Contract is independent from the Master Contract. Failure to establish, ineffective, invalidity, partial invalidity, revocation or rescinded of the Master Contract shall not affect the effectiveness of this Contract. If the Master Contract is determined as not established, ineffective, invalid or partially invalid, or revoked or rescinded, Party A shall be jointly and severally liable for the debts arising from Borrower returning the property or compensating the losses.

Article 5 Amendment of the Master Contract

1. Party A agrees that Party B and the Borrower, while concluding master contract or amend it (including but not limited to renewal of the period of repaying debts, or increase of the principal of Lender’s rights), need not to notify Party A and that Party A shall still undertake guarantee liabilities within the maximum amount and guarantee scope as specified herein.

2. The guarantee liabilities of Party A shall not be mitigated due to any one of the following events:

(1)   Restructuring, consolidation, merger, division, increase or decrease of the registered capital, joint venture, joint operation, change of the name of Party B or Borrower;

(2)   Party B entrusts a third party to fulfill its obligations under the Master Contract.

3. Where the Lender’s rights under the Master Contract are transferred, the guarantee hereunder shall be transferred therewith.

4. Where the transfer of Lender’s rights or debts under the Master Contract is ineffective, invalid, revoked or rescinded, Party A shall still undertake a joint and several guarantee liability to Party B as specified herein.

Article 6 Responsibility of Guarantee

1. if the debts under the Master Contract matures or Party B announces the debts are matured in advance pursuant to the provisions of the Master Contract or the law, where Borrower fails to fully fulfill the debts on time or Borrower violates other provisions of the Master Contract, Party A shall undertake the guarantee liability within the Scope of Guarantee.

2. No matter whether Party B has other guarantee for the debts under the Master Contract (including but not limited to such guarantee methods: guarantee, mortgage, pledge, letter of guarantee or standby letter of credit), no matter when it is established, whether it is valid, whether Party B files a claim against other guarantors, whether a third party agrees to undertake the whole or partial debts under the Master Contract, or whether other guarantee is provided by Borrower itself, the guarantee liability of Party A hereunder shall not be mitigated or exempted, Party B may directly require Party A to undertake the guarantee liability within its scope of guarantee as stipulated herein and Party A shall not raise any objection.

3. In the event that the Lender’s rights under the Master Contract fail to be fully settled after Party A undertakes the guarantee liability, Party A undertakes that, its claims to the right of subrogation or the right to seek compensation against other Borrower or guarantor shall not cause any harm to the interest of Party B and agrees that the settlement of the debts under the Master Contract is superior to the fulfillment of Party A’s right of subrogation or the right to seek compensation.

To be more specific, prior to the full settlement of Party B’s Lender’s rights:

(1) Party A agrees not to claim for the right of subrogation or the right to seek compensation against other Borrower or guarantor; if for any reason whatsoever, Party A fulfils the above rights, the amount it obtains shall be first used to settle the outstanding Lender’s right of Party B;

(2) Provided that the debts under the Master Contract has a security for things, Party A agrees not to file any claim for the security thing or the amount obtained from the disposal thereof, which shall be first used to settle the outstanding Lender’s right of Party B;

(3) Provided that Borrower or other guarantor provides counter-guarantee for Party A, the amount that Party A obtains based on the above counter-guarantee shall be first used to settle the outstanding Lender’s right of Party B.

4. Party A has been fully aware of the interest rate risks. Provided that Party B adjusts the interest rate level, the method of calculating or settling the interests pursuant to the provisions of the Master Contract or the change to the interest policy of the State, which results in the increase of the interest, penalty interest or compound interest that Borrower shall repay, Party A shall be jointly and severally liable for the increased part.

5. Provided that in addition to the debts under the Master Contract, Borrower has other due debts to Party B, Party B shall be entitled to first allocate and collect the amount in Renminbi or other currency from the account that Borrower opens in the China Construction Bank system to settle any due debt. The guarantee liability of Party A shall not be mitigated or exempted thereby.

Article 7 Other Obligations of Party A

1. Party A shall supervise the use of the loan by Borrower (including the purposes), and accept the supervision of Party B on the capital, property and operation status of Party A, provide such information, documents and materials as the financial statements according to the request of Party B and ensure its accuracy, authenticity, integrity and validity thereof. Without the written consent of Party B, Party A shall not provide guarantee for a third party that is beyond its capacity;

2. In case of any of the following: contracting, trust (takeover), lease, share-equity transformation, decrease of registered capital, investment, joint operation, consolidation, merger, acquisition and restructuring, division, joint venture, applying for or being applied for suspension of business for internal rectification, applying for dissolution, being revoked, applying for or being applied for bankruptcy, change to the controlling shareholder/actual controller or transfer of major assets, production suspension, shut-down, being imposed a significant amount of fines by the competent authority, being deregistered, being revoked the business license, being involved in major legal dispute, severe difficulties or financial deterioration occurred to production or operation , legal representative or major responsible person unable to perform the normal duties, or losing or probably losing the guarantee capacity for any reason, Party A shall immediately inform Party B in writing and carry out the undertaking, transfer or commitment of the guarantee liability hereunder or provide a new guarantee for the performance of the Master Contract to be acknowledged by Party B.

3. In the event that there is any change to such aspects as the name, legal representative (responsible person), domicile, scope of business, registered capital or the articles of association of the company (enterprise) of Party A, Party A shall inform Party B in writing within thirty (30) working days upon the change and attach the related materials changed.

Article 8 Miscellaneous

1. Allocation and Collection of Payables

With respect to all the payables of Party A hereunder, Party B shall be entitled to allocate and collect the corresponding amount in Renminbi or other currency from the bank account that Party A opens in the China Construction Bank system, without informing Party A in advance. Where the procedures regarding settlement and sale of foreign exchange or purchase/sale of foreign exchange is required, Party A shall be obliged to assist Party B in this regard and the foreign exchange rate risks shall be undertaken by Party A.

2. Use of Party A’s Information

Party A agrees Party B to inquire about the credit status of Party A in the credit database established under the approval of the People’s Bank of China or credit competent authority or inquire the related entity or department and agrees Party B to provide Party A’s information to the credit database established under the approval of the People’s Bank of China or credit authority.

3. Public Announcement and Collection

With respect to the defaults of Party A, Party B shall be entitled to notify the related department or entity and to make public announcements for collection through the news media.

4. Evidence of Party A’s Records

Unless there is reliable and definite evidence to the contrary, the internal accounting records of Party B regarding the principal, interest, fees and re-payment records, documents, voucher prepared or kept by Party B that are generated during such business procedures as withdrawal, re-payment, interest payment that Borrower goes through and the records and vouchers of the loan-collection by Party B shall all constitute the definite evidence to prove the Lender’s right relationship under the Master Agreement. Party A shall not raise any objection only on the ground that the aforesaid records, accounts, documents and vouchers are unilaterally prepared or kept by Party B.

5. Reservations of Rights

Party B’s rights hereunder shall not affect and exclude any other rights it shall be entitled to pursuant to the laws, regulations and other contracts. Any tolerance, grace for any default or delay, or preference or suspension in exercising any right hereunder shall not be deemed as a waiver of the rights and interests hereunder or permission or approval of any breaches, nor shall it affect, prevent or obstruct continuous exercise of such right or any other right or result in Party B’s assumption of obligations and responsibilities to Party A.

In the event that Party B fails to or delays in exercising any right under the Master Contract or fails to exhaust any remedy under the Master Contract, the guarantee responsibility of Party A hereunder shall not be mitigated or exempted. However, provided that Party B exempts the debts under the Master Contract, the guarantee responsibility of Party A hereunder shall be mitigated or exempted accordingly.

6. Dissolution or Bankruptcy of Borrower

Where Party A obtain the information that Borrower enters into dissolution or bankruptcy procedure, Party A shall inform Party B to file claims. In the meantime, it shall take part in the dissolution or bankruptcy procedure promptly and exercise the right to recourse first. Provided that Party A knows or should know Borrower enters into dissolution or bankruptcy procedures but fails to first exercise the right to recourse promptly, the losses thereof shall be solely undertaken by Party A.

Notwithstanding the provisions in the second sub-paragraph of the fifth paragraph of this clause, during the bankruptcy procedure of Borrower, in the event that Party B enters into a reconciliation agreement with Borrower or agrees to the re-construction plan, Party B’s rights hereunder shall not be damaged due to the reconciliation agreement or re-construction plan and the guarantee responsibility of Party A shall not be mitigated or exempted. Party A shall not use the conditions as stipulated in the reconciliation agreement or reconstruction plan to oppose the rights and claims of Party B. With respect to the part of the Lender’s rights that Party B makes compromises to Borrower in the reconciliation agreement or the re-construction plan and hence is not settled, Party B shall still be entitled to request Party A to continuously settle.

7. Dissolution or Bankruptcy of Party A

Where Party A becomes dissolved or bankrupt, even if the Lender’s rights of Party B under the Master Contract are not expired, Party B shall be entitled to take part in the liquidation or bankruptcy procedures of Party A and file claims.

8. Where there is a change to the correspondence address or contact of Party A, Party A shall immediately notify Party B. Any losses arising from failure to notify Party B promptly shall be solely undertaken by Party A.

9. Settlement of Disputes

Any dispute arising from the performance of this Contract may be settled through negotiations, failing which, it shall be settled in the 1st way as follows.

(1)   Bring a lawsuit before the people’s court at Party B’s location.

(2)   Submit to intentionally left blank Arbitration Commission (the place of arbitration is intentionally left blank) for arbitration in accordance with rules in effect at the time of applying for arbitration. The arbitration award shall be final and binding upon both parties.

During the litigation or arbitration, the provisions of this Contract that are not in dispute shall continue to be implemented.

10. Conditions for the Effectiveness of this Contract

The Contract shall come into force as soon as being signed or sealed by Party A’s legal representative (principal) or authorized agent and Party B’s principal or authorized agent.

11. This Contract is in quadruplicate.

12. Other Provisions

Within the period of the Contract, if the contracts and agreement and other legal instruments concluded for the Lender’s rights and debts between Party B and the Borrower “Changxing Chisen Electric Co., Ltd. are not guaranteed by the Contract, they shall be explained in such contracts and agreement and other legal instruments.

Article 9 Representation and Warranty of Party A

1. Party A clearly knows the business scope and scope of authorization of Party B.

2. Party A has already read all the clauses of this contract and the Master Contract. Upon Party A’s request, Party B has already explained the clauses of this Contract and the Master Contract. Party A is completely aware of and fully understands the meaning and the corresponding legal consequences of the clauses of this Contract and the Master Contract.

3. Party A has the legal qualification to be Guarantor. The Guarantee provided by Party A hereunder complies with the provisions of the law, administrative regulations, rules and articles of association or internal constitutional documents of Party A, and has already obtained the approval of the company’s internal competent body and/or the State’s competent authority. Any liabilities arising from the lack of Party A in the right to sign this Contract shall be undertaken by Party A, including but not limited to full compensation for the losses that Party B suffered thereby.

4. Party A acknowledges that it fully understands the conditions of Borrower’s assets, debts, operation, credit and credibility, whether Borrower has the subject qualification and authority to sign the Master Contract and all the contents of the Master Contract.

Party A (Company’s seal):

Legal Representative (Person in Charge) or Authorized Agent (Signature): /s/ Authorized Person

April 2, 2010

Party B (Company’s seal):

Person in Charge or Authorized Agent (Signature): /s/ Authorized Person

April 2, 2010

最高额002

# 保 证 合 同

中国建设银行
China Construction Bank
浙江省分行

合同编号：保2009912010011

保证人（甲方）：浙江尚益[illegible]有限公司

住所：长兴县[illegible]镇[illegible]　　　　邮政编码：313100

法定代表人（负责人）：徐克平

传真：　　　　　　　　　　　　电话：

债权人（乙方）：中国建设银行股份有限公司长兴支行

住所：长兴县雉城镇[illegible]西街18号　　邮政编码：313100

负责人：王文伟

传真：　　　　　　　　　　　　电话：6028028

1

鉴于乙方为长沙富盛建设有限公司（下称“债务人”）连续办理下列第(一)、(二)项授信业务而将要（及/或已经）与债务人在2010年4月2日至2012年4月2日期间（下称“主合同签订期间”）签订人民币资金借款合同、外汇资金借款合同、银行承兑协议、信用证开证合同、出具保函协议及/或其他法律性文件（在主合同签订期间签订的上述合同、协议及/或其他法律性文件下称“主合同”）。

（一）发放人民币/外币贷款；

（二）承兑商业汇票；

（三）开立信用证；

（四）出具保函；

（五）其他授信业务：此栏空白。

甲方愿意为债务人在主合同项下的一系列债务提供最高额保证。根据有关法律法规和规章，甲乙双方经协商一致，订立本合同，以便共同遵守执行。

第一条　保证范围

一、本保证的担保范围为：

1.主合同项下不超过（币种）人民币（金额大写）陆仟伍佰万元整的本金余额；以及

2.利息（含复利和罚息）、违约金、赔偿金、债务人应向乙方支付的其他款项（包括但不限于乙方垫付的有关手续费、电讯费、杂费、信用证项下受益人拒绝承担的有关银行费用等）、乙方为实现债权与担保权而发生的一切费用（包括但不限于诉讼费、仲裁费、财产保全费、差旅费、执行费、评估费、拍卖费、公证费、送达费、公告费、律师费等）。

二、如果甲方根据本合同履行保证责任的，按甲方清偿的本金金额对其担保的本金的最高额进行相应扣减。

三、主合同项下的贷款、垫款、利息、费用或乙方的任何其他债权的实际形成时间即使超出主合同签订期间，仍然属于本合同的担保范围。主合

2

项下债务履行期限届满日不受主合同签订期间届满日的限制。

第二条 保证方式

甲方在本合同项下提供的保证为连带责任保证。

第三条 保证期间

一、本合同项下的保证期间按乙方为债务人办理的单笔授信业务分别计算，即自单笔授信业务的主合同签订之日起至债务人在该主合同项下的债务履行期限届满日后两年止。

二、乙方与债务人就主合同项下债务履行期限达成展期协议的，保证期间至展期协议重新约定的债务履行期限届满之日后两年止。展期无需经保证人同意，保证人仍需承担连带保证责任。

三、若发生法律法规规定或主合同约定的事项，乙方宣布债务提前到期的，保证期间至债务提前到期之日后两年止。

第四条 保证合同的独立性

本合同的效力独立于主合同，主合同不成立、不生效、无效、部分无效或被撤销、被解除并不影响本合同的效力。如主合同被确认为不成立、不生效、无效、部分无效或被撤销、被解除，则甲方对于债务人因返还财产或赔偿损失而形成的债务也承担连带责任。

第五条 主合同变更

一、甲方同意，乙方与债务人签订主合同或对主合同进行任何变更（包括但不限于延长债务履行期限或增加债权本金金额），均无需通知甲方，甲方仍应在本合同约定的担保范围内承担担保责任。

二、甲方的保证责任不因出现下列任一情况而减免：

（一）乙方或债务人发生改制、合并、兼并、分立、增减资本、合资、联营、更名等情形；

（二）乙方委托第三方履行其在主合同项下的义务。

三、主合同项下债权转让的，本合同项下的保证随之转让。

3

四、主合同项下债权或债务的转移行为未生效、无效、被撤销、被解除，甲方仍按照本合同对乙方承担连带保证责任。

第六条　保证责任

一、如果主合同项下债务到期或者乙方根据主合同的约定或法律规定宣布债务提前到期，债务人未按时足额履行，或者债务人违反主合同的其他约定，甲方应在保证范围内承担保证责任。

二、无论乙方对主合同项下的债权是否拥有其他担保（包括但不限于保证、抵押、质押、保函、备用信用证等担保方式），不论上述其他担保何时成立、是否有效、乙方是否向其他担保人提出权利主张，也不论是否有第三方同意承担主合同项下的全部或部分债务，也不论其他担保是否由债务人自己所提供，甲方在本合同项下的保证责任均不因此减免，乙方均可直接要求甲方依照本合同约定在其保证范围内承担保证责任，甲方将不提出任何异议。

三、如果在甲方承担保证责任后主合同项下的债权仍未获完全清偿，则甲方承诺，其向债务人或其他担保人主张（包括预先行使）代位权或追偿权，不应使乙方利益受到任何损害，并同意主合同项下债务的清偿优先于甲方代位权或追偿权的实现。

具体而言，在乙方债权未被全部清偿前，

（一）甲方同意不向债务人或其他担保人主张代位权或追偿权；如因任何原因，甲方实现了上述权利，则应将所获款项优先用于清偿乙方尚未获偿的债权；

（二）主合同项下的债务如有物的担保，甲方同意不以行使代位权为由或任何其他原因对该担保物或其处分后所得价款提出权利主张，上述担保物及所得价款应优先用于清偿乙方尚未获偿的债权；

（三）若债务人或其他担保人为甲方提供了反担保，则甲方基于上述反担保而获得的款项应优先用于清偿乙方尚未获偿的债权。

四、甲方已充分认识到利率风险。如果乙方根据主合同的约定或者国

4

的利率政策变化而调整利率水平、计息或结息方式，导致债务人应偿还的利息、罚息、复利增加的，对增加部分，甲方也承担连带保证责任。

五、如果除主合同项下的债务外，债务人对乙方还负有其他到期债务，乙方有权划收债务人在中国建设银行系统开立的账户中的人民币或其他币种的款项首先用于清偿任何一笔到期债务，甲方的保证责任不因此发生任何减免。

第七条　甲方的其他义务

一、甲方应对债务人借款使用情况（包括用途）进行监督，并接受乙方对甲方资金、财产和经营状况的监督，根据乙方的要求提供财务报表等有关信息、文件、资料，并保证其准确、真实、完整与有效；未经乙方书面同意，甲方不得向第三方提供超出其自身负担能力的担保；

二、发生承包、托管（接管）、租赁、股份制改造、减少注册资本金、投资、联营、合并、兼并 、收购重组、分立、合资、（被）申请停业整顿、申请解散、被撤销、（被）申请破产、控股股东/实际控制人变更或重大资产转让、停产、歇业、被有权机关施以高额罚款、被注销登记、被吊销营业执照、涉及重大法律纠纷、生产经营出现严重困难或财务状况恶化、法定代表人或主要负责人无法正常履行职责，或者因任何原因丧失或可能丧失担保能力，甲方应立即书面通知乙方，并按照乙方要求落实本合同项下保证责任的承担、转移或承继，或者为主合同的履行提供乙方认可的新担保；

三、甲方发生名称、法定代表人（负责人）、住所、经营范围、注册资本金或公司（企业）章程等工商登记事项变更的，应当在变更后叁拾个工作日内书面通知乙方，并附变更后的相关材料。

第八条　其他条款

一、　应付款项的划收

对于甲方在本合同项下的全部应付款项，乙方有权从甲方在中国建设银行系统开立的账户中划收人民币或其他币种的相应款项，且无须提前通知甲

5

方。需要办理结售汇或外汇买卖手续的，甲方有义务协助乙方办理，汇率

险由甲方承担。

二、甲方信息的使用

甲方同意乙方向中国人民银行及信贷征信主管部门批准建立的信用数据库或有关单位、部门查询甲方的信用状况，并同意乙方将甲方信息提供给中国人民银行及信贷征信主管部门批准建立的信用数据库。甲方并同意，乙方为业务需要也可以合理使用并披露甲方信息。

三、公告催收

对甲方的违约情形，乙方有权向有关部门或单位予以通报，有权通过新闻媒体进行公告催收。

四、乙方记录的证据效力

除非有可靠、确定的相反证据，乙方有关本金、利息、费用和还款记录等内容的内部账务记载，乙方制作或保留的债务人办理提款、还款、付利息等业务过程中发生的单据、凭证及乙方催收贷款的记录、凭证，均构成有效证明主合同项下债权关系的确定证据。甲方不能仅因为上述记录、记载、单据、凭证由乙方单方制作或保留，而提出异议。

五、权利保留

乙方在本合同项下的权利并不影响和排除其根据法律、法规和其它合同享有的任何权利。任何对违约或延误行为施以任何宽容、宽限、优惠或延缓行使本合同项下的任何权利，均不能视为对本合同项下权利、权益的放弃或对任何违反本合同行为的许可或认可，也不影响、阻止和妨碍对该权利的继续行使或对其任何其它权利的行使，也不因此导致乙方对甲方承担义务和责任。

如果乙方不行使或延缓行使主合同项下的任何权利或未用尽主合同项下的任何救济，甲方在本合同项下的保证责任并不因此减免，但是乙方若减免主合同项下债务，甲方在本合同项下的保证责任相应减免。

六、债务人解散或破产

6

甲方知道债务人进入解散或破产程序后，应当立即通知乙方申报债权，同时自己应及时参加解散或破产程序，预先行使追偿权。甲方知道或者应当知道债务人进入解散或破产程序，但未能及时预先行使追偿权的，其损失由甲方自行承担。

尽管有本条第五款第二项的约定，在债务人破产程序中，如果乙方与债务人达成和解协议，或者同意重整计划，本合同项下乙方的权利不因和解协议或重整计划而受到损害，甲方的保证责任不予以减免。甲方不得以和解协议、重整计划规定的条件对抗乙方的权利主张。乙方在和解协议、重整计划中对债务人作出让步而未能获得清偿的债权部分，仍有权要求甲方继续予以清偿。

七、甲方解散或破产

甲方发生解散或破产的，即使乙方在主合同项下债权尚未到期，乙方也有权参加甲方清算或破产程序，申报权利。

八、甲方的通讯地址或联系方式如发生变动，应立即书面通知乙方，因未及时通知而造成的损失由甲方自行承担。

九、 争议解决方式

本合同在履行过程中发生争议，可以通过协商解决，协商不成，按以下第__叁__种方式解决：

1.向乙方住所地人民法院起诉。

2.提交__此栏空白__仲裁委员会（仲裁地点为__此栏空白__），按照申请仲裁时该会现行有效的仲裁规则进行仲裁。仲裁裁决是终局的，对双方均有约束力。

在诉讼或仲裁期间，本合同不涉及争议部分的条款仍须履行。

十、 合同生效条件

本合同经甲方法定代表人（负责人）或授权代理人签字或加盖公章及乙方负责人或授权代理人签字或加盖公章后生效。

十一、 本合同一式__叁__份。

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十二、　其他约定事项

在本合同约定的期限内，乙方与债务人浙江长兴玻璃有限公司所形成债权债务；是基于签定的合同、协议以及其他法律性文件，此等不是由本合同作相应约定的；应在相应的文件中给予明确。＿＿＿＿＿＿＿＿＿＿。

第九条　甲方陈述与保证

一、甲方清楚地知悉乙方的经营范围、授权权限。

二、甲方已阅读本合同及主合同所有条款。应甲方要求，乙方已经就本合同及主合同做了相应的条款说明。甲方对本合同及主合同条款的含义及相应的法律后果已全部通晓并充分理解。

三、甲方具备担当保证人的合法资格，甲方在本合同项下的担保行为符合法律、行政法规、规章和甲方章程或内部组织文件的规定，且已获得公司内部有权机构及/或国家有权机关的批准。因甲方无权签署本合同而产生的一切责任均由甲方承担,包括但不限于全额赔偿乙方因此遭受的损失。

四、甲方确认自已对债务人的资产、债务、经营、信用、信誉等情况、是否具备签订主合同的主体资格和权限以及主合同的所有内容已经充分了解。

甲方（公章）：

法定代表人（负责人）或授权代理人（签字）：＿＿＿＿＿＿

2010 年 4 月 2 日

乙方（公章）：

负责人或授权代理人（签字）：＿＿＿＿＿＿

2010 年 4 月 2 日